EYETEL IMAGING, INC.

2007 LONG-TERM INCENTIVE PLAN

1.  Background. The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company's goals and that link the interests of Participants to those of the Company's stockholders; to provide Participants with incentives for excellence in individual performance; to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success; and to allow Participants to share in the success of the Company. The Plan represents a restatement and consolidation into a single plan of the EyeTel Imaging, Inc. 2002 Equity Incentive Plan and the EyeTel Imaging, Inc. 2004 Equity Incentive Plan.

2.  Definitions. As used herein, the singular includes the plural, the masculine includes the feminine, and vice versa, and the following terms will have the meanings ascribed to them below, unless otherwise clearly required by the context.

2.1  “Award” means a grant under the Plan of Options, Stock Appreciation Rights, Stock Units or any other form of incentive compensation award permitted by the Plan.

2.2  “Award Agreement” means an agreement entered into by the Company and a Participant, or another instrument prepared by the Company in lieu of such an agreement, setting forth the terms and conditions applicable to an Award pursuant to the Plan. An Award Agreement may be in hard copy, electronic form or such other form as the Company may permit.

2.3  “Board” means the board of directors of the Company.

2.4  “Change in Control” means the occurrence after the Effective Date of any of the following events—

(a)  any person, as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit Plan of the Company, (3) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (4) any person who becomes a beneficial owner (as defined below) in connection with a transaction described in clause (1) of subparagraph (c) below, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 40 percent or more of the combined voting power of the Company’s then outstanding voting securities;

(b)  the following individuals cease for any reason to constitute a majority of the directors then serving: individuals who on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved or recommended;

(c)  there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (1) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities; or

(d)  the stockholders of the Company approve a Plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

2.5  “Code” means the Internal Revenue Code of 1986, as amended.

2.6  “Committee” means the Compensation Committee of the Board or any other committee appointed by the Board (which must consist of at least two and may consist of all members of the Board) to administer the Plan.

2.7  “Company” means EyeTel Imaging, Inc., a Delaware corporation, and any successor thereto.

2.8  “Effective Date” means ____________________, 2007.

2.9  “Fair Market Value” means, as of any relevant date, the closing price on such date of Shares on the principal securities exchange on which the Shares are traded, or, if no Shares are traded on the relevant date on such exchange, then the closing price of Shares on the trading date next preceding the relevant date, or, if Shares are not listed on a securities exchange, the fair market value of the Shares on such date as reasonably determined by the Committee. The Committee, acting in its reasonable discretion consistent with applicable law, may prescribe a different method if the Committee determines that such different method is appropriate under the circumstances.

2.10  “ISO” means an Option designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code.

2.11  “NQSO” means an Option that is not designated by the Committee as an ISO.

2.12  “Option” means an ISO or a NQSO granted pursuant to the Plan.

2.13  “Participant” means, with respect to any outstanding Award, the eligible person to whom the Award is granted pursuant to the Plan.

2.14  “Plan” means the EyeTel Imaging, Inc. Long-Term Incentive Plan, as it is set forth herein and as it may be amended from time to time.

2.15  “Predecessor Plans” means the EyeTel Imaging, Inc. 2002 Equity Incentive Plan and the EyeTel Imaging, Inc. 2004 Equity Incentive Plan.

2.16  “Restricted Shares” means Shares issued pursuant to Section 8, subject to such transfer restrictions, forfeiture and other terms and conditions set forth in the applicable Award Agreement.

2.17  “Restricted Period” means the period during which Restricted Shares are subject to transfer restrictions and forfeiture conditions.

2.18  “Share” means a share of common stock of the Company.

2.19  “Stock Appreciation Right” or “SAR” means an Award, granted either alone or in connection with a related Option, pursuant to the terms of Section 7.

2.20  “Stock Unit” means a right to receive Shares in the future which is granted pursuant to Section 8, subject to such forfeiture and other terms and conditions set forth in the applicable Award Agreement.

2.21  “Subsidiary” means (a) a corporation, partnership, joint venture, or other entity in which the Company has an ownership interest of at least fifty percent (50%), and (b) any corporation, partnership, joint venture, or other entity in which the Company holds an ownership interest of less than fifty percent (50%) but which, in the discretion of the Committee, is treated as a Subsidiary for purposes of the Plan.

3.  Administration.

3.1  The Committee. The Plan will be administered by the Committee. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of such Committee shall be final, conclusive, and binding on all persons.

3.2  Responsibility and Authority of the Committee. Subject to the provisions of the Plan, the Committee, acting in its discretion, will have full responsibility, power and authority to (a) select the persons to whom Awards will be made, (b) prescribe the terms and conditions of each Award and make amendments thereto, (c) construe, interpret and apply the provisions of the Plan and of any Award Agreement, and (d) make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Plan and administer any Award. The Committee may obtain at the Company’s expense such advice, guidance and other assistance from outside compensation consultants and other professional advisers as the Committee deems appropriate in connection with the proper administration of the Plan.

3.3  Delegation of Authority by Committee. Subject to the requirements of applicable law, the Committee may delegate to any person or group or subcommittee of persons (who may, but need not be members of the Committee) such Plan-related functions within the scope of its responsibility, power and authority as it deems appropriate.

3.4  Indemnification. The Company shall indemnify and hold harmless each member of the Committee and any employee or director of the Company or any Subsidiary to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including reasonable legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.

4.  Shares Issuable Under the Plan.

4.1  Share Pool. Subject to adjustment as provided in Section 4.3, the Company may issue up to 1,800,000 Shares under the Plan (giving effect to the 1-for-3.6 reverse stock split effected pursuant to the Company’s Second Amended and Restated Certificate of Incorporation). For this purpose, (a) Shares issued pursuant to the exercise of options that were granted under a Predecessor Plan before and are outstanding on the Effective Date will be deemed to have been issued under the Plan, and (b) the following Shares will be deemed not to have been issued under the Plan and will remain in the Share Pool: (1) Shares covered by the unexercised portion of an Option or SAR that terminates, expires, is canceled or is settled in cash, (2) Shares forfeited or repurchased under the Plan, (3) Shares covered by Awards that are forfeited, canceled, terminated or settled in cash, (4) Shares withheld or surrendered in order to pay the exercise or purchase price under an Award or to satisfy the tax withholding obligations associated with the exercise, vesting or settlement of an Award, and (5) Shares covered by stock-based Awards assumed by the Company in connection with the acquisition of another company or business.

4.2  ISO Share Limitation. Subject to adjustment as provided in Section 4.3, of the number of Shares that may be issued under the Plan, no more than 1,800,000 Shares may be issued pursuant to ISOs.

4.3  Adjustments for Capital Changes. In the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as a merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available for grants under the Plan and in the number and class of and/or price of Shares subject to outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its discretion, to prevent dilution or enlargement of the benefits available under the Plan and of the rights of Participants; provided that the number of Shares subject to any Award shall always be a whole number.

5.  Eligibility to Receive Awards. Awards may be granted under the Plan to any present or future employees, officers and non-employee directors of and consultants to the Company or a Subsidiary. The terms and provisions of Awards may differ on a Participant-by-Participant basis.

6.  Stock Option Awards.

6.1  Grant of Options. The Committee may grant Options upon such vesting and other terms and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine, either at the time the Options are granted or, if the holder’s rights are not adversely affected, at any subsequent time. Options outstanding on the Effective Date pursuant to a Predecessor Plan will remain outstanding in accordance with their terms. Nothing contained herein is intended to adversely affect the rights of any person pursuant to the terms of such previously outstanding Options.

6.2  Option Exercise Price. The Option exercise price per Share under each Option shall not be less than 100% of the Fair Market Value per Share on the date the Option is granted (or not be less than 110% of such Fair Market Value in the case of an ISO granted to an employee who is a 10% stockholder within the meaning of Section 422(b)(6) of the Code).

6.3  No Repricing of Options. The repricing of Options granted under the Plan is prohibited in the absence of stockholder approval.

6.4  Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant or by subsequent amendment; provided that no ISO awarded to an employee who is a 10% stockholder within the meaning of Section 422(b)(6) of the Code shall be exercisable after the fifth anniversary of the date the ISO is granted and no other Option shall be exercisable after the tenth anniversary of its date of grant. The exercise period of an Option may be extended if such extension would not cause the Option to be subject to Section 409A of the Code.

6.5  Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine. An Option may be exercised by transmitting to the Secretary of the Company (or other person designated for this purpose by the Committee) a written notice identifying the Option that is being exercised and specifying the number of whole Shares to be purchased pursuant to that Option, together with payment in full of the exercise price and the withholding taxes due in connection with the exercise, unless and except to the extent that other arrangements satisfactory to the Company have been made for such payment(s). The exercise price may be paid in cash or in any other manner the Committee, in its discretion, may permit, including, without limitation, (a) by the delivery of previously-owned Shares, (b) by a combination of a cash payment and delivery of previously-owned Shares, or (c) pursuant to a cashless exercise program established and made available through a registered broker-dealer in accordance with applicable law. Any Shares transferred to the Company (or withheld upon exercise) in connection with the exercise of an Option shall be valued at Fair Market Value for purposes of determining the extent to which the exercise price and/or tax withholding obligation is satisfied by such transfer (or withholding) of Shares.

6.6  Transferability. Except as otherwise provided, no Option shall be assignable or transferable except upon a Participant’s death to a beneficiary designated by the Participant in a manner prescribed or approved for this purpose by the Committee or, if no designated beneficiary shall survive the Participant, pursuant to the Participant’s will or by the laws of descent and distribution. During a Participant’s lifetime, Options may be exercised only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, a Participant may make an inter vivos transfer of a NQSO pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Securities Exchange Act of 1934) in settlement of marital property rights, or by transfer to a “family member” (within the meaning of Item A.1.(5) of the General Instructions to Form S-8 or any successor provision). Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment of the Option exercise price and of the applicable withholding taxes (or satisfactory arrangement for the payment of such taxes), the Company shall issue the Shares purchased by such exercise in the Participant's name (or, at the direction of the Participant, jointly in the names of the Participant and the Participant's spouse) or, if applicable, in the name of a deceased Participant’s beneficiary(ies).

6.7  Limitations on ISOs. To the extent required from time to time by the Code and/or applicable regulations, the following additional provisions shall apply to the grant of Options that are intended to qualify as ISOs.

(a)  Fair Market Value Limitation. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all Plans of the Company or any parent or subsidiary corporation within the meaning of Section 424 of the Code) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code and/or applicable regulations; provided that, to the extent such limitation is exceeded, any Options on Shares with a Fair Market Value in excess of such amount shall be deemed to be NQSOs.

(b)  Code Section 422. ISOs shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify as incentive stock options under Section 422 of the Code. No ISOs may be granted more than ten years from the earlier of the date on which the Plan was adopted by the Board or the date the Plan received stockholder approval.

7.  Stock Appreciation Rights.

7.1  General. The Committee may grant stock appreciation rights (“SARs”), either alone or in connection with the grant of an Option, upon such vesting and other terms and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine, either at the time the SARs are granted or, if the holder’s rights are not adversely affected, at any subsequent time. Upon exercise, the holder of an SAR shall be entitled to receive cash and/or a number of whole Shares having a Fair Market Value equal to the product of X and Y, where--

X = the number of whole Shares as to which the SAR is being exercised, and

Y = the excess of the Fair Market Value per Share on the date of exercise over the Fair Market Value per Share on the date the SAR is granted (or such greater base value as the Committee may prescribe at the time the SAR is granted).

7.2  Method of Exercise. An outstanding and exercisable SAR may be exercised by transmitting to the Secretary of the Company (or other person designated for this purpose by the Committee) a written notice identifying the SAR that is being exercised and specifying the number of Shares as to which the SAR is being exercised, together with payment in full of the withholding taxes due in connection with the exercise, unless and except to the extent that other arrangements satisfactory to the Company have been made for such payment. The Committee may impose such additional or different conditions for exercise of an SAR as it deems appropriate. No fractional Shares will be issued in connection with the exercise of an SAR.

8.  Restricted Shares and Stock Units.

8.1  General. The Committee may grant Restricted Shares and Stock Units to any eligible person upon such vesting and other terms, restrictions and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine, either at the time the Restricted Shares or Stock Units are issued or, if the Participant’s (or beneficiary’s) rights are not adversely affected, at any subsequent time.

8.2  Minimum Purchase Price. Unless the Committee, acting in accordance with applicable law, determines otherwise, the purchase price payable for Shares transferred to a Participant (or beneficiary) pursuant a Restricted Share or Stock Unit Award must be at least equal to the par value of the Shares.

8.3  Issuance of Restricted Shares. Shares issued pursuant to a Restricted Share Award may be evidenced by book entries on the Company’s stock transfer records pending satisfaction of the applicable vesting conditions. If a stock certificate for Restricted Shares is issued, the certificate will bear an appropriate legend to reflect the nature of the conditions and restrictions applicable to the Restricted Shares. The Company may require that any or all such stock certificates be held in custody by the Company until the applicable conditions are satisfied and other restrictions lapse. The Committee may establish such other conditions as it deems appropriate in connection with the issuance of certificates for Restricted Shares, including, without limitation, a requirement that the Participant deliver a duly signed stock power, endorsed in blank, for the Restricted Shares covered by the Restricted Share Award.

8.4  Rights as a Stockholder. Subject to and except as otherwise provided by the terms of a Restricted Share Award, the holder of Restricted Shares will be entitled to receive dividends paid on, and exercise voting rights associated with, such Restricted Shares as if the Restricted Shares were fully vested. The holder of a Stock Unit Award shall have no rights as a stockholder with respect to Shares covered by the Stock Unit Award unless and until the Award vests and the vested Shares are issued; provided, however, that the Committee, in its discretion, may provide for the crediting and payment of dividend equivalents on Shares covered by a Stock Unit Award.

8.5  Nontransferability. Except as otherwise provided with respect to the death of a Participant, Restricted Shares and Stock Units may not be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to the Company or its designee in accordance with the terms of the Award or of the Plan, and any attempt to do so shall be null and void and, unless the Committee determines otherwise, shall result in the immediate forfeiture of the Award or the Restricted Shares, as the case may be.

8.6  Termination of Service Before Vesting; Forfeiture. Unless the Committee determines otherwise, Restricted Shares and non-vested Stock Units will be forfeited upon the recipient’s termination of employment or other service with the Company and its Subsidiaries. If Restricted Shares are forfeited, any certificate or book entry representing such Restricted Shares will be canceled and the holder of the Award will be entitled to receive from the Company an amount equal to the cash purchase price, if any, previously paid by the Participant for such Restricted Shares. If a non-vested Stock Unit Award is forfeited, the affected Participant will have no further right to receive any Shares covered by the non-vested Award.

9.  Other Stock-Based Awards and Cash Incentive Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Company’s Shares or factors that may influence the value of the Company’s Shares, including, without limitation, stock bonuses, dividend equivalents, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, performance Shares, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of the Company’s Shares or the value of securities of or the performance of specified Subsidiaries or affiliates or other business units and Awards designed to comply with or take advantage of other applicable law. The Committee shall determine the terms and conditions of such Awards. In addition, cash Awards, including annual incentive cash Awards and long-term incentive cash Awards, denominated and settled in cash, may be granted under this Section, which Awards may be earned at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter.

10.  Transfer Restrictions; Beneficiaries.

10.1  Transfer Restrictions. Except as otherwise provided, no Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or an affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

10.2  Beneficiaries. Each Participant may designate the beneficiary or beneficiaries who shall be entitled to receive any benefits provided upon the Participant’s death in accordance with the Plan and/or Award Agreement. A beneficiary designation must be in writing delivered to the Committee or its designee during the Participant’s lifetime in such manner and in accordance with such other conditions as the Committee may require. Each such designation shall revoke all prior designations by the same Participant. In the absence of any such designation or if no designated beneficiary survives a deceased Participant, the deceased Participant’s beneficiary will be the Participant's estate.

11.  Change in Control. Except as otherwise provided in this Section, in the event of a Change in Control, all Option and SAR holders shall be permitted to exercise their outstanding Options and SARs in whole or in part (whether or not otherwise exercisable) immediately prior to such Change in Control, and any outstanding Options and SARs that are not exercised before the Change in Control shall thereupon terminate. Notwithstanding the preceding sentence, if, as part of a Change in Control transaction, the stockholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their Shares (whether or not such Exchange Stock is the sole consideration), the Company may cause all Options and SARs outstanding at the time of the Change in Control to be converted into options or stock appreciation rights (as the case may be) for shares of Exchange Stock. The number of shares of Exchange Stock and the exercise price per share of Exchange Stock under a converted Option will be adjusted such that (a) the ratio of the exercise price per share to the value per share at the time of the conversion (which value will be equal to the consideration payable for each Share in connection with the transaction) is the same as the ratio of the per Share exercise price to the value of per Share under the original Option; and (b) the aggregate difference between the value of the shares of Exchange Stock and the exercise price under the converted Option immediately after the transaction is the same as the aggregate difference between the value of the Shares and the exercise price under the original Option immediately before the transaction. Similar adjustments will be made to the number of shares of Exchange Stock and the base value per Share covered by SARs that are converted. Unless the Company’s board of directors determines otherwise, the vesting and other terms and conditions of the converted Options and SARs shall be substantially the same as the vesting and corresponding other terms and conditions of the original Options and SARs. The Company’ board of directors, acting in its discretion, may accelerate vesting of other non-vested Awards, and cause cash settlements and/or other adjustments to be made to any outstanding Awards (including, without limitation, Options and SARs) as it deems appropriate in the context of a Change in Control, taking into account with respect to other Awards the manner in which outstanding Options and SARs are being treated. If a Participant’s employment or other service is terminated within two years after a Change in Control for any reason other than voluntary termination by the Participant or termination by the acquiring or successor company due to the Participant’s willful and gross misconduct, then any Options or other Awards that were granted under the Plan and that were assumed by the acquiring or successor entity in connection with the Change in Control will, upon such termination, become fully vested and non-forfeitable. All adjustments under this Section shall be made or approved by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Notwithstanding anything to the contrary contained herein, for the purpose of determining whether settlement of restricted stock units or any other award that constitutes deferred compensation covered by Section 409A of the Code can be accelerated by reason of a Change in Control, the term “Change in Control” shall be defined as a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, in each case within the meaning and for the purposes of Section 409A of the Code.

12.  Termination and Amendment of the Plan. The Board may terminate the Plan at any time or amend the Plan at any time and from time to time; provided, however, that:

(a)  no such action shall impair or adversely alter any Awards theretofore granted under the Plan, except with the consent of the Participant (or beneficiary), nor shall any such action deprive any such person of any Shares which he or she may have acquired through or as a result of the Plan; and

(b)  to the extent necessary under applicable law or the requirements of any stock exchange or market upon which the Shares may then be listed, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

13.  Limitation of Rights. Nothing contained in the Plan or in any Award agreement shall confer upon any Participant any right with respect to the continuation of his or her employment or other service with the Company or a Subsidiary, or interfere in any way with the right of the Company and its Subsidiaries at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the compensation and/or other terms and conditions of the Participant’s employment or other service.

14.  Miscellaneous.

14.1  Governing Law. The Plan and the rights of all persons claiming under the Plan shall be governed by the laws of the State of Delaware, without giving effect to conflicts of laws principles thereof.

14.2  Compliance with Law. The Company will not be obligated to issue or deliver Shares pursuant to the Plan unless the issuance and delivery of such Shares complies with applicable law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, and the requirements of any stock exchange or market upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

14.3  Transfer Orders; Placement of Legends. All certificates or book entries for Shares issued under the Plan shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which the Shares may then be listed, and any applicable federal or state securities law. The Company may cause a legend or legends to be placed on any such certificates or book entries to make appropriate reference to such restrictions.

14.4  Decisions and Determinations Final. All decisions and determinations made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the board of directors, all decisions and determinations of the Committee, shall be final, binding and conclusive on all persons.

14.5  Withholding of Taxes. As a condition to the exercise and/or settlement of any Award or the lapse of restrictions on any Award or Shares, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company or a Subsidiary with respect to an Award, the Company and/or the Subsidiary may (a) deduct or withhold (or cause to be deducted or withheld) from any payment or distribution otherwise payable to the Award recipient, whether or not such payment or distribution is covered by the Plan, or (b) require the recipient to remit cash (through payroll deduction or otherwise) or make other arrangements permitted by the Company, in each case in an amount or of a nature sufficient in the opinion of the Company to satisfy or provide for the satisfaction of such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of Shares, then, at the sole discretion of the Committee, a Participant or beneficiary may satisfy the withholding obligations associated with such transfer by electing to have the Company withhold Shares or by tendering previously-owned Shares, in each case having a Fair Market Value equal to the amount of tax to be withheld.

14.6  Compliance With Section 409A of the Code. If a participant is a “specified employee” within the meaning of Treasury Regulation Section 1.409A-1(a)(i), then, notwithstanding anything to the contrary contained herein, payments and benefits to which such participant becomes entitled by reason of a separation from service shall be delayed for six months following the Participant’s termination of employment if such payments or benefits constitute deferred compensation subject to Section 409A of the Code and, then, to the limited extent necessary in order to satisfy the requirements of Section 409A(a)(2)(B) of the Code. For the avoidance of doubt, payments and benefits will not be delayed if and to the extent such payments and benefits do not constitute deferred compensation under Section 409A of the Code, including, without limitation, by reason of the exceptions described in Section 1.409A-1(b)(9). Any payments that are delayed pursuant to this Section will be distributed in a single sum at the expiration of the required delay period (but not later than six months after such separation from service).

15.  Term of the Plan. Unless sooner terminated by the Board, the Plan shall terminate on _________________, 2012, which is the original termination date of the first Predecessor Plan. The rights of any person with respect to an Award made under the Plan that is outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the Award and of the Plan, as each is then in effect or is thereafter amended